UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 27, 2015

ARMOUR Residential REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-34766	26-1908763

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Ocean Drive, Suite 201
Vero Beach, Florida	32963

(Address of Principal Executive Offices)	(Zip Code)

(772) 617-4340

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

ARMOUR Residential REIT, Inc. (“ARMOUR”) held its 2015 annual meeting of stockholders at 8:00 a.m. (EDT) on May 27, 2015, for the purpose of: (i) electing nine (9) directors to ARMOUR’s Board of Directors until its 2016 annual meeting of stockholders and until their successors are duly elected and qualified; (ii) ratifying the appointment of Deloitte & Touche LLP (“Deloitte”) as ARMOUR's independent registered certified public accountants for fiscal year 2015; (iii) approving, by a non-binding vote, ARMOUR's 2014 executive compensation; and (iv) approving, by a non-binding vote, the frequency of future stockholder advisory votes relating to ARMOUR's executive compensation. For more information on the proposals described below, please refer to ARMOUR's proxy statement dated April 13, 2015. As of the record date of April 6, 2015, there were a total of 352,375,305 shares of common stock outstanding and entitled to vote at the annual meeting. At the annual meeting, 301,437,872 shares of common stock, or approximately 85.54% of the shares outstanding and entitled to vote at the annual meeting, were represented in person or by proxy; therefore a quorum was present.

Proposal 1 — To elect nine (9) directors to ARMOUR’s Board of Directors until its 2016 annual meeting of stockholders and until their successors are duly elected and qualified.

The nine (9) nominees proposed by ARMOUR's Board of Directors were each elected to serve as a director until ARMOUR's annual meeting of stockholders to be held in 2016 or until their successors are duly elected and qualified. The voting results for each nominee were as follows:

Nominee	For	Withheld	Broker Non-Votes

Scott J. Ulm	135,041,044	12,697,311	153,699,517
Jeffrey J. Zimmer	135,091,852	12,646,503	153,699,517
Daniel C. Staton	127,909,399	19,828,956	153,699,517
Marc H. Bell	120,267,038	27,471,317	153,699,517
Carolyn Downey	134,505,200	13,233,155	153,699,517
Thomas K. Guba	134,389,029	13,349,326	153,699,517
Robert C. Hain	134,287,395	13,450,960	153,699,517
John P. Hollihan, III	135,482,242	12,256,113	153,699,517
Stewart J. Paperin	135,515,915	12,222,440	153,699,517

Proposal 2 — To ratify the appointment of Deloitte & Touche LLP as ARMOUR's independent registered certified public accountants for fiscal year 2015.

Stockholders voted to ratify the appointment of Deloitte as ARMOUR's independent registered certified public accountants for the fiscal year ending December 31, 2015. The proposal received the following final voting results:

For	Against	Abstain
287,421,337	6,542,340	7,474,195

Proposal 3 — To approve, by a non-binding vote, ARMOUR's 2014 executive compensation.

Stockholders voted to approve, by a non-binding vote, ARMOUR's 2014 executive compensation. The proposal received the following final voting results:

For	Against	Abstain	Broker Non-Votes

122,101,818	23,104,743	2,531,794	153,699,517

Proposal 4 — To approve, by a non-binding vote, the frequency of future stockholder advisory votes relating to ARMOUR's executive compensation.

Stockholders voted to approve, by a non-binding vote, the frequency of future stockholder advisory votes relating to ARMOUR's executive compensation. The proposal received the following final voting results:

Every Year	Two Years	Three Years	Abstain	Broker Non-Votes

110,886,571	1,681,050	32,880,154	2,290,580	153,699,517

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2015

ARMOUR RESIDENTIAL REIT, INC.

By:	/s/ James R. Mountain
Name: James R. Mountain
Title: Chief Financial Officer